Exhibit 99.4

02/00                                                                     Page 1
                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

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
RECEIVABLES

Beginning of the Month Principal Receivables:                               $ 2,642,515,677.67
Beginning of the Month Finance Charge Receivables:                          $   125,027,951.06
Beginning of the Month Discounted Receivables:                              $             0.00
Beginning of the Month Total Receivables:                                   $ 2,767,543,628.73


Removed Principal Receivables:                                              $             0.00
Removed Finance Charge Receivables:                                         $             0.00
Removed Total Receivables:                                                  $             0.00


Additional Principal Receivables:                                           $             0.00
Additional Finance Charge Receivables:                                      $             0.00
Additional Total Receivables:                                               $             0.00


Discounted Receivables Generated this Period:                               $             0.00


End of the Month Principal Receivables:                                     $ 2,586,368,062.66
End of the Month Finance Charge Receivables:                                $   122,607,153.01
End of the Month Discounted Receivables:                                    $             0.00
End of the Month Total Receivables:                                         $ 2,708,975,215.67


Special Funding Account Balance                                             $             0.00
Aggregate Invested Amount (all Master Trust Series)                         $ 2,300,000,000.00
End of the Month Transferor Amount                                          $   286,368,062.66
End of the Month Transferor Percentage                                                  11.07%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                 RECEIVABLES


      30-59 Days Delinquent                                                 $    60,956,641.78
      60-89 Days Delinquent                                                 $    43,310,220.02
      90+ Days Delinquent                                                   $    96,555,073.18
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

      Total 30+ Days Delinquent                                             $   200,821,934.98
      Delinquent Percentage                                                              7.41%

Defaulted Accounts During the Month                                         $    19,747,856.25
Annualized Default Percentage                                                            8.97%

Principal Collections                                                           353,804,386.57
Principal Payment Rate                                                                  13.39%

Total Payment Rate                                                                      14.36%


INVESTED AMOUNTS


      Class A Initial Invested Amount                                       $   322,000,000.00
      Class B Initial Invested Amount                                       $    28,000,000.00

INITIAL INVESTED AMOUNT                                                     $   350,000,000.00

      Class A Invested Amount                                               $   368,000,000.00
      Class B Invested Amount                                               $    32,000,000.00

INVESTED AMOUNT                                                             $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                          15.14%
PRINCIPAL ALLOCATION PERCENTAGE                                                         15.14%


MONTHLY SERVICING FEE                                                       $       500,000.00

INVESTOR DEFAULT AMOUNT                                                     $     2,989,252.75


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                             92.00%

      Class A Finance Charge Collections                                    $     6,530,215.76
      Other Amounts                                                         $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                               $     6,530,215.76
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


      Class A Monthly Interest                                              $     1,821,651.11
      Class A Servicing Fee                                                 $       460,000.00
      Class A Investor Default Amount                                       $     2,750,112.53

TOTAL CLASS A EXCESS SPREAD                                                 $     1,498,452.12


REQUIRED AMOUNT                                                             $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                              8.00%

      Class B Finance Charge Collections                                    $       567,844.86
      Other Amounts                                                         $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                               $       567,844.86


      Class B Monthly Interest                                              $       161,626.67
      Class B Servicing Fee                                                 $        40,000.00


TOTAL CLASS B EXCESS SPREAD                                                 $       366,218.19


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                         $     1,864,670.31


      Excess Spread Applied to Required Amount                              $             0.00

      Excess Spread Applied to Class A Investor                             $             0.00
      Charge Offs

      Excess Spread Applied to Class B                                      $       239,140.22
      Interest, Servicing Fee and Default
      Amount

      Excess Spread Applied to Reductions of                                $             0.00
      Class B Invested Amount
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
      Excess Spread Applied to Monthly Cash                                 $        26,562.72
      Collateral Fee

      Excess Spread Applied to Cash Collateral                              $             0.00
      Account

      Excess Spread Applied to other amounts owed                           $     1,598,967.37
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                 $             0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                           $       145,515.42


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                              $            43.72
SERIES 1995-C

      Excess Finance Charge Collections Applied to                          $             0.00
      Required Amount

      Excess Finance Charge Collections Applied to                          $             0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                          $             0.00
      Class B Interest, Servicing Fee and Default Amounts

      Excess Finance Charge Collections Applied to                          $             0.00
      Reductions of Class B Invested Amount

      Excess Finance Charge Collections Applied to                          $             0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                          $             0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                          $            43.72
      other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --

      Base Rate (Current Month)                                                          8.16%
      Base Rate (Prior Month)                                                            8.06%
      Base Rate (Two Months Ago)                                                         8.73%

THREE MONTH AVERAGE BASE RATE                                                            8.32%

      Portfolio Yield (Current Month)                                                   12.33%
      Portfolio Yield (Prior Month)                                                     11.84%
      Portfolio Yield (Two Months Ago)                                                  13.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                     12.55%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                            92.00%

      Class A Principal Collections                                         $    49,271,265.90

CLASS B PRINCIPAL PERCENTAGE                                                             8.00%

      Class B Principal Collections                                         $     4,284,457.89

TOTAL PRINCIPAL COLLECTIONS                                                 $    53,555,723.79

REALLOCATED PRINCIPAL COLLECTIONS                                           $
                                                                            $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                           $             0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                                        $             0.00
      Deficit Controlled Amortization Amount                                $             0.00

CONTROLLED DEPOSIT AMOUNT                                                   $             0.00
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


CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                                        $             0.00
      Deficit Controlled Accumulation Amount                                $             0.00

CONTROLLED DEPOSIT AMOUNT                                                   $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                         $    53,555,723.79
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                $             0.00

CLASS B INVESTOR CHARGE OFFS                                                $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                     $             0.00


CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                                       $    52,000,000.00
      Available Cash Collateral Amount                                      $    52,000,000.00



TOTAL DRAW AMOUNT                                                           $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                                             $             0.00


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                                 First USA Bank, NA,
                                 as Servicer


                                 By  /s/ Tracie H. Klein
                                     -----------------------------------
                                     Tracie H. Klein
                                     First Vice President